UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

Dynegy Inc.

(Name of Registrant as Specified in its Charter)

Seneca Capital International Master Fund, L.P.

Seneca Capital, L.P.

Seneca Capital Investments, L.P.

Seneca Capital Investments, LLC

Seneca Capital International GP, LLC

Seneca Capital Advisors, LLC

Douglas A. Hirsch

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY—SUBJECT TO COMPLETION, DATED NOVEMBER 15, 2010

DYNEGY INC.

CONSENT STATEMENT

OF

SENECA CAPITAL INTERNATIONAL MASTER FUND, L.P.,

SENECA CAPITAL, L.P.,

SENECA CAPITAL INVESTMENTS, L.P.,

SENECA CAPITAL INVESTMENTS, LLC,

SENECA CAPITAL INTERNATIONAL GP, LLC,

SENECA CAPITAL ADVISORS, LLC

AND DOUGLAS A. HIRSCH

This consent statement is first being sent to stockholders, along with the enclosed WHITE consent card, on or about November [__], 2010. This consent statement is also available on the Internet at www.[                            ].

This consent statement and the enclosed WHITE consent card are being furnished by Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch (together with each of the foregoing, “Seneca Capital” or “we”) in connection with our solicitation of written consents from the holders of shares of common stock, par value $0.01 per share (the “Shares” or the “Common Stock”), of Dynegy Inc., a Delaware corporation (“Dynegy” or the “Company”), to take the following actions (each, a “Proposal” and collectively, the “Proposals”) without a meeting of stockholders, as authorized by the General Corporation Law of the State of Delaware (the “DGCL”) effective as of [                ]:

Proposal 1.	Remove, without cause, the following two members of the Company’s Board of Directors (the “Dynegy Board”) (and any person or persons, other than those elected pursuant to this consent solicitation, elected or appointed by the Dynegy Board to fill any vacancy or newly created directorship prior to the effective date of these Proposals): Bruce A. Williamson and David W. Biegler.

Proposal 2.	Elect E. Hunter Harrison and Jeff D. Hunter (each, a “Nominee” and collectively, the “Nominees”) to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal 3.	Repeal any provision of the Company’s Amended and Restated Bylaws (the “Bylaws”) in effect at the time this proposal becomes effective that was not included in the Bylaws that became effective on December 7, 2009 and were filed with the Securities and Exchange Commission (the “SEC”) on December 11, 2009.

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Proposal 4.	Direct the Dynegy Board to explore and undertake a strategic review of the Company and its assets to explore the possibility of a sale of the Company and/or its assets with a view to using proceeds of any such asset sales for liquidity, optimizing the level of outstanding debt or other means of creating stockholder value.

Proposal 5.	Direct the Dynegy Board to consider strategies to optimize the Company’s debt structure, including, without limitation, a refinancing of the Company’s revolver to better align with actual business needs, an evaluation of additional financings and/or debt exchanges to extend and reduce maturities and/or to reduce costs, an evaluation of hedge monetization to enhance liquidity, and an evaluation of the most efficient means of hedge collateralization, including the use of non-cash assets.

Proposal 6.	Direct the Dynegy Board to carefully evaluate all cost cutting opportunities available to the Company, including, without limitation, corporate costs.

Proposal 7.	Direct the Dynegy Board to conduct a review of senior management and the compensation plan of the Company to ensure that proper alignment is in place to capture value for stockholders.

Proposal 8.	Direct the Dynegy Board to undertake an in-depth review of director and officer compensation policies to ensure that such policies provide for the best-in-class economic alignment with stockholders through stock ownership.

Proposal 9.	Direct the Dynegy Board to analyze and explore unwinding the recent reverse stock split in a stockholder-friendly manner.

None of the Proposals is subject to, or is conditioned upon, the adoption of the other Proposals; however, if none of the existing members of the Dynegy Board are removed in Proposal 1, there will be no vacancies to fill and none of the Nominees can be elected in Proposal 2. Accordingly, we will not be seeking to elect the Nominees under Proposal 2 unless the stockholders also approve the removal, without cause, of one or more of the existing members of the Dynegy Board. See “Consent Procedures” for additional information regarding the removal and election of directors. The Proposals will become effective without further action when written consents of stockholders holding a majority of the issued and outstanding Shares are delivered to Dynegy.

Seneca Capital collectively beneficially owns an aggregate of 11,226,500 Shares (approximately 9.3% of Dynegy’s outstanding Common Stock based on 120,788,770 Shares of Common Stock outstanding as of October 1, 2010 as reported in Dynegy’s definitive proxy statement filed with the SEC on October 4, 2010) and intends to deliver a consent in favor of each of the Proposals with respect to all such Shares. In addition, Seneca Capital International Master Fund, L.P. and Seneca Capital, L.P. hold European-style call options, providing the right to purchase 1,986,900 and 904,100 shares, respectively, at an exercise price of $0.01 per share by delivery of notice of exercise as of April 15, 2011.

Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC, Douglas A. Hirsch and the Nominees are participants (collectively, the “Participants,” and each, a “Participant”) in this solicitation of written consents by us from the stockholders of Dynegy. Additional information concerning the Nominees is set forth in “The Proposals—Proposal 2: Election of Nominees” and Annex A, and additional information concerning the Participants is set forth in Annex B.

WE ARE MAKING THIS CONSENT SOLICITATION ON OUR OWN BEHALF AND NOT BY OR ON BEHALF OF DYNEGY. WE ARE ASKING THE STOCKHOLDERS OF DYNEGY TO ACT BY WRITTEN CONSENT WITH RESPECT TO THE PROPOSALS ON THE ACCOMPANYING WHITE CONSENT CARD OR VIA THE INTERNET OR TELEPHONE.

A consent solicitation is a process that allows a company’s stockholders to act by submitting written consents to any proposed stockholder action in lieu of voting in person or by proxy at an annual or special meeting of stockholders. Whereas at special or annual meetings of stockholders at which a quorum is present, the election of directors are determined by a plurality of votes cast, a written consent solicitation requires the majority vote of all outstanding shares of a company entitled to vote on such action.

For the Proposals to be adopted, properly completed and unrevoked written consents to the Proposals must be delivered to Dynegy within 60 calendar days of the date of the earliest dated consent delivered to Dynegy. Nevertheless, we recommend that you submit your consent as soon as possible. See “Consent Procedures” and “Special Instructions” for additional information regarding the submission of written consents.

If you take no action, it is effectively a vote against the Proposals. Abstentions, failures to sign, date and return consent cards, and broker non-votes, if any, will all have the same effect as withholding consent. Please sign, date and return the enclosed WHITE consent card in the postage-paid envelope provided or submit your consent to us via the Internet or telephone as explained in our consent instruction card.

We may terminate this consent solicitation at any time. In addition, we reserve the right to solicit proxies from Dynegy’s stockholders to be used at either Dynegy’s annual meeting of stockholders, or otherwise, for the election of the Nominees or other nominees of ours representing at least a majority of the Dynegy Board. We also reserve the right to solicit consents from Dynegy’s stockholders in support of the election of the Nominees or other nominees of ours representing at least a majority of the Dynegy Board. Any such proxy or consent solicitation would be made in accordance with the applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and pursuant to a definitive proxy statement on Schedule 14A.

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE CONSENT SOLICITATION

TO TAKE ACTION WITHOUT A MEETING

This proxy statement and other proxy materials are available on the Internet at http://[                    ].

IMPORTANT

PLEASE READ THIS CAREFULLY

1. If you hold your Shares in your own name, PLEASE SIGN, DATE AND RETURN the enclosed WHITE consent card in the postage-paid envelope provided or submit your consent to us via the Internet or telephone as explained in our consent instruction card.

2. If your Shares are held in the name of a brokerage firm, bank or other nominee, only it can execute a consent representing your Shares and only upon receipt of your specific instructions. Accordingly, you should follow the instructions included in the materials that you have received or contact the person responsible for your account and give instructions to consent to the Proposals on your behalf. We recommend that you then confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Seneca Capital, c/o [                    ], which is assisting in this solicitation, at the address and telephone numbers set forth below, so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

We recommend that you not return any Revocation of Consent card sent to you by Dynegy.

WE RECOMMEND THAT YOU ACT TODAY TO ENSURE THAT YOUR CONSENT WILL COUNT.

If you have any questions or require any assistance in executing your WHITE consent card or submitting your consent via the Internet or by telephone, please contact [                    ], which is assisting in this solicitation of consents:

[                ]

[                ]

[                ]

Call Toll-Free: [                ]

Banks and Brokerage Firms Call: [                ]

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INFORMATION ABOUT SENECA CAPITAL

Each of Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch is a participant in this solicitation. Douglas A. Hirsch is the managing member of each of Seneca Capital Investments, LLC, Seneca Capital International GP, LLC and Seneca Capital Advisors, LLC. The principal occupation of Mr. Hirsch is investment management. Seneca Capital Investments, LLC is the general partner of Seneca Capital Investments, L.P. Seneca Capital International GP, LLC is the general partner of Seneca Capital International Master Fund, L.P., and Seneca Capital Advisors, LLC is the general partner of Seneca Capital, L.P. The principal business address of Mr. Hirsch, Seneca Capital Investments, LLC, Seneca Capital Investments, L.P., Seneca Capital International GP, LLC, Seneca Capital International Master Fund, L.P., Seneca Capital Advisors, LLC and Seneca Capital, L.P. is c/o Seneca Capital Investments, LP, 590 Madison Avenue, 28th Floor, New York, New York 10022.

As of November 12, 2010, Seneca Capital International Master Fund, L.P. beneficially owned 7,712,100 Shares, representing beneficial ownership of approximately 6.4% of the Shares. As of November 12, 2010, Seneca Capital, L.P. beneficially owned 3,514,400 Shares, representing beneficial ownership of approximately 2.9% of the Shares. Each of Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, and Mr. Hirsch may be deemed to beneficially own 11,226,500 Shares, representing beneficial ownership of approximately 9.3% of the Shares, held in the aggregate by Seneca Capital International Master Fund, L.P. and Seneca Capital, L.P. Seneca Capital International GP, LLC may be deemed to beneficially own 7,712,100 Shares, representing beneficial ownership of approximately 6.4% of the Shares held by Seneca Capital International Master Fund, L.P. Seneca Capital Advisors, LLC may be deemed to beneficially own 3,514,400 Shares, representing beneficial ownership of approximately 2.9% of the Shares held by Seneca Capital, L.P. Each of Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch disclaims beneficial ownership of the Shares except to the extent of its or his pecuniary interest therein, and this filing shall not be deemed an admission of beneficial ownership of such Shares for any purpose.

As of November 12, 2010, Seneca Capital International Master Fund, L.P. and Seneca Capital, L.P. held European-style call options, providing the right to purchase 1,986,900 and 904,100 Shares, respectively, at an exercise price of $0.01 per share, by delivering notice of exercise as of April 15, 2011.

On October 7, 2010, the members of Seneca Capital entered into a Joint Filing Agreement in which, among other things, the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of Dynegy.

Seneca Capital reserves the right to retain one or more financial advisors and proxy solicitors, who may be considered participants in a solicitation under Regulation 14A of the Exchange Act in addition to [                ].

Seneca Capital intends to deliver a consent in respect of the 11,226,500 Shares collectively beneficially held by it in favor of each of the Proposals.

THE PROPOSALS

We are soliciting consents from the Company’s stockholders in support of the following Proposals to be effective as of [                ]:

PROPOSAL 1: REMOVAL OF DIRECTORS.

Proposal 1 is to remove, without cause, the following two members of the Dynegy Board (and any person or persons, other than those elected by this consent solicitation, elected or appointed to the Dynegy Board to fill any vacancy or newly created directorship prior to the effective date of these Proposals): Bruce A. Williamson and David W. Biegler.

According to the Company’s filings with the SEC, the following six persons are currently members of the Dynegy Board: Bruce A. Williamson; David W. Biegler; Victor E. Grijalva; Patricia A. Hammick; Howard B. Sheppard; and William L. Trubeck.

Section 141(k) of the DGCL provides that any director or the entire board of directors of a corporation may be removed, with or without cause, by holders of a majority of the shares then entitled to vote at an election of directors, except in certain cases involving corporations with classified boards or cumulative voting for directors. Since the Dynegy Board is not classified and the Company does not have cumulative voting for directors, the Company’s stockholders may remove the members of the Dynegy Board, without cause, pursuant to this consent solicitation.

WE RECOMMEND THAT YOU CONSENT TO THE REMOVAL OF THE FOLLOWING TWO DIRECTORS OF THE COMPANY: BRUCE A. WILLIAMSON AND DAVID W. BIEGLER.

PROPOSAL 2: ELECTION OF NOMINEES.

Proposal 2 is to elect our Nominees to serve as directors of the Company. Accordingly, if Proposal 1 is approved, we are nominating the Nominees to fill the available seats on the Dynegy Board, and, if the Nominees are elected, they and Victor E. Grijalva, Patricia A. Hammick, Howard B. Sheppard, and William L. Trubeck (if such directors are willing to serve as directors of the Company if we obtain the necessary consents to approve Proposals 1 and 2) will constitute the entire membership of the Dynegy Board. See “Consent Procedures” for further details relating to the election of the Nominees if only one of Bruce A. Williamson and David W. Biegler is removed pursuant to Proposal 1. Our Nominees are named below.

We believe that the Nominees are independent of Dynegy under NYSE independence standards (which, based on publicly available information, we understand to be the independence standards applicable to Dynegy) and are not currently affiliated with Dynegy or any subsidiary of Dynegy. Consequently, we believe that if the Nominees are elected, a majority of the directors will be independent within the meaning of the NYSE independence standards, and there will be a sufficient number of independent directors to serve on the Dynegy Board’s Audit and Compliance Committee, Compensation and Human Resources Committee and Corporate Governance and Nominating Committee. Based on Dynegy’s public filings, we believe that William L. Trubeck qualifies as an “audit committee financial expert” as defined by SEC rules.

The composition of the Dynegy Board’s committees will be determined by the Nominees, if elected, and Victor E. Grijalva, Patricia A. Hammick, Howard B. Sheppard, and William L. Trubeck (if such directors are willing to serve as a director of the Company if we obtain the necessary consents to approve Proposals 1 and 2). The Audit and Compliance Committee, Compensation and Human Resources Committee and Corporate Governance and Nominating Committee will each consist solely of independent directors as determined in accordance with the NYSE Listed Company Standards. No other specific determinations regarding the composition of the Dynegy Board’s committees have been made as of the date of this consent statement.

Each of the Nominees has consented (i) to serve as a nominee to the Dynegy Board, (ii) to serve as a director of the Company, if elected, and (iii) to being named as a nominee in this consent statement. We do not expect that any of the Nominees will be unable to stand for election to the Dynegy Board or to serve as a director if elected. In the event that a vacancy in the slate of our Nominees should occur unexpectedly, we may appoint a substitute candidate selected by us. In such case or if we determine to add nominees because the Company expands the size of the Dynegy Board subsequent to the date of this consent statement or otherwise, we intend to supplement this consent statement with the disclosure regarding such nominees required by Schedule 14A under the Exchange Act and to obtain the consent described in the first sentence of this paragraph.

The following information contains each Nominee’s name, age, present principal occupation, principal occupations and directorships for at least the last five years and business address. Each of the Nominees is a citizen of the United States of America.

E. Hunter Harrison, age 65, has been a pioneering executive during his 45-year career in the railroad industry, most recently as President and Chief Executive Officer of Canadian National Railway Company from 2003 to 2009, COO from 1998 to 2003 and a member of the Board of Directors from 1999 to 2009. Mr. Harrison developed the concept of “precision railroading” which helped to improve Canadian National Railway’s operating margins to more than 33% in 2009 from 22% in 1997. Considered by investors to be one of the greatest value creating railroad CEOs in modern times, Mr. Harrison, while at Canadian National Railway, rewarded investors with a total stockholder return of more than 500% compared to the S&P 500 return of 24% and the average total stockholder return of the other North American Class I Railroads of 153%. Prior to joining Canadian National Railway, Mr. Harrison was President and CEO of Illinois Central Railroad from 1993 to 1998 and COO from 1989 to 1993. During his tenure at Illinois Central Railroad, owners realized unlevered returns that were multiples of their initial investment and drastic improvements in operating margins. In addition to his impressive track record of value creation and cost cutting, Mr. Harrison is an expert in coal transportation, the largest component of Dynegy’s delivered coal costs, and should be value added in advising Dynegy on strategy towards coal transportation contract negotiations. Mr. Harrison has earned numerous accolades over the course of his career, including 2009 International Business Leader of the Year from the Canadian Chamber of Commerce, Canada’s CEO of the Year from the Globe and Mail’s Report on Business and 2002 Railroader of the Year from Railway Age Magazine. Since retiring from Canadian National Railway in 2009, Mr. Harrison has managed his personal investments. The University of Alberta presented Mr. Harrison with an honorary Doctor of Laws degree for his work as a preeminent innovator and leader in the North American rail industry. In addition to Canadian National Railway’s Board, Mr. Harrison has also served on the Board of Directors for the American Association of Railroads, Belt Railway, Terminal Railway, Wabash National Corp, Illinois Central Railroad and TTX Company. Mr. Harrison’s business address is 2708 Sheltingham, Wellington, Florida 33414.

In addition to the foregoing, Mr. Harrison’s 45 years of experience in the railroad industry, much of it in significant executive management positions, provide him with the necessary skills to be a member of the Dynegy Board.

Jeff D. Hunter, age 45, is co-founder and has served as the Chief Financial Officer of US Power Generating Company, an owner and operator of more than 5,000 MW of gas-fired generation in New York and New England, since September 2003. While at US Power, Mr. Hunter has completed the merger of Astoria Generating and EBG Holdings and raised more than $1.2 billion in debt and equity financings. Over the last several years at US Power, Mr. Hunter has demonstrated an impressive capability for cutting costs, successfully reducing selling, general and administrative expenses by 33% and leading the reduction of collateral requirements by more than 50%. Mr. Hunter has also driven compelling stockholder returns at US Power, where market expectations for current prices of the company’s assets imply a two-to-three times return for US Power founding investors. Previously, he served as a Partner with PA Consulting Group from 1998 to 2002 and was global practice head of Energy Strategy & Risk Management. While at PA Consulting Group, Mr. Hunter built a global practice focused on opportunities presented in liberalizing markets, privatization, market restructuring, acquisitions and management/operations improvement in the power and natural gas sector. Prior to joining PA Consulting Group, Mr. Hunter was Director, Natural Gas Trading at El Paso Merchant Energy where he led a team of 40 trading professionals in managing a 2 billion cubic foot per day physical gas trading operation. Mr. Hunter’s business address is 300 Atlantic Avenue, Suite 300, Stamford, Connecticut 06901.

In addition to the foregoing, Mr. Hunter’s seven years as an executive officer in the power generation segment of the energy industry, as well as his experience in buying and building companies, provide him with the necessary skills to be a member of the Dynegy Board.

Both Mr. Harrison and Mr. Hunter are compelled by the Dynegy investment opportunity and believe in the full alignment of their interests with those of stockholders. Mr. Harrison recently acquired 500,000 shares of Dynegy and intends to hold at least that amount during his tenure on the Dynegy Board. Mr. Hunter commits to own 300,000 shares of Dynegy during his tenure on the Dynegy Board. In contrast, the five current non-executive members of the Dynegy Board own a combined total of less than 160,000 shares, of which approximately 90% are phantom shares granted by the Company as compensation for service on the Dynegy Board.

EBG Holdings LLC (“EBG”), a wholly-owned and indirect subsidiary of US Power, its principal operating subsidiary Boston Generating LLC and its five other wholly owned subsidiaries (collectively, “BostonGen”), announced on August 19, 2010 that they filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additionally, as part of the filing, BostonGen is seeking a sale of its assets pursuant to Section 363 of the U.S. Bankruptcy Code. Mr. Hunter has served as Executive Vice President and Chief Financial Officer of EBG.

If elected, the Nominees will be responsible for managing the business and affairs of the Company. Each director of the Company has an obligation under Delaware law to discharge his duties as a director on an informed basis, in good faith, with due care and in a manner the director honestly believes to be in the best interests of the Company and its stockholders. It is possible that circumstances may arise in which the interests of Seneca Capital, on the one hand, and the interests of other stockholders of the Company, on the other hand, may differ. In any such case, we expect the Nominees to discharge fully their obligations to the Company and its stockholders under Delaware law and each Nominee and Seneca Capital acknowledge that there is, and can be, no agreement between Seneca Capital, on the one hand, and such Nominee, on the other hand, which governs the decisions such Nominee will make as a director of the Company. Other than a nominee agreement for each Nominee between the Nominee and Seneca Capital, there is no arrangement or understanding between any Nominee and any other person or persons, including the Company, pursuant to which any Nominee was selected as a nominee for election to the Dynegy Board.

The Nominees will not receive any compensation from us for their services as directors of the Company if elected. Each of our Nominees, if elected, will be entitled to receive from the Company compensation paid by the Company to its directors. The compensation currently paid by the Company to its directors is described in the Company’s definitive proxy statement filed with the SEC on April 2, 2010 (the “2010 Proxy Statement”).

WE RECOMMEND THAT YOU CONSENT TO THE ELECTION OF EACH OF OUR NOMINEES.

PROPOSAL 3: REPEAL OF ADDITIONAL BYLAWS OR BYLAW AMENDMENTS.

Proposal 3 is to adopt a resolution which would repeal any provision of the Bylaws in effect at the time Proposal 3 becomes effective that was not included in the Bylaws that became effective on December 7, 2009 and were filed with the SEC on December 11, 2009. Based on publicly available information, the most recent version of the Bylaws was adopted on December 7, 2009 (and filed with the SEC on December 11, 2009), and no amendments after that date have been publicly disclosed.

The following is the text of the proposed resolution:

“RESOLVED, that any provision of the Bylaws of Dynegy Inc. as of the effectiveness of this resolution that was not included in the Amended and Restated Bylaws, effective as of December 7, 2009, as filed with the Securities and Exchange Commission on December 11, 2009, be and are hereby repealed.”

This Proposal is intended to prevent any actions by the current directors of the Company that might impede the effectiveness of any of these Proposals or negatively impact our ability to obtain stockholder consents or give effect to the will of the stockholders expressed in such consents. Section 109(a) of the DGCL and Article X of the Bylaws permit the Company’s stockholders to amend the Bylaws.

If the incumbent Dynegy Board does not effect any change to the version of the December 7, 2009 Bylaws publicly available in filings by the Company with the SEC, this Proposal will have no effect. However, if the incumbent Dynegy Board has made changes since December 7, 2009, this Proposal, if adopted, will restore the Bylaws to the December 7, 2009 version that became publicly available in filings by the Company with the SEC on December 11, 2009, without considering the nature of any changes the incumbent Dynegy Board may have adopted. As a result, this Proposal could have the effect of repealing Bylaw amendments that one or more stockholders of the Company may consider to be beneficial to them or to the Company. However, this Proposal will not preclude the newly-elected Dynegy Board from reconsidering any repealed Bylaw changes following the consent solicitation. We are not currently aware of any specific Bylaw provisions that would be repealed by the adoption of this Proposal.

WE RECOMMEND THAT YOU CONSENT TO THE REPEAL OF ADDITIONAL BYLAWS OR BYLAW AMENDMENTS AS DESCRIBED ABOVE.

PROPOSAL 4: STRATEGIC REVIEW OF THE COMPANY’S ASSETS.

Proposal 4 is to adopt a resolution that would bring about a strategic review of the Company and its assets to explore the possibility of a sale of the Company and/or its assets with a view to using proceeds of any such asset sales for liquidity, optimizing the level of outstanding debt or other means of creating stockholder value.

The following is the text of the proposed resolution:

“RESOLVED, that the Dynegy Board is directed to explore and undertake a strategic review of the Company and its assets to explore the possibility of a sale of the Company and/or its assets with a view to using proceeds of any such asset sales for liquidity, optimizing the level of outstanding debt or other means of creating stockholder value.”

WE RECOMMEND THAT YOU CONSENT TO THE STRATEGIC REVIEW OF THE COMPANY’S ASSETS AS DESCRIBED ABOVE.

PROPOSAL 5: OPTIMIZATION OF THE COMPANY’S DEBT STRUCTURE.

Proposal 5 is to adopt a resolution that would direct the Dynegy Board to consider strategies to optimize the Company’s debt structure, including, without limitation, a refinancing of the Company’s revolver to better align with actual business needs, an evaluation of additional financings and/or debt exchanges to extend and reduce maturities and/or to reduce costs, an evaluation of hedge monetization to enhance liquidity, and an evaluation of the most efficient means of hedge collateralization, including the use of non-cash assets.

The following is the text of the proposed resolution:

“RESOLVED, that the Dynegy Board is directed to consider strategies to optimize the Company’s debt structure, including, without limitation, a refinancing of the Company’s revolver to better align with actual business needs, an evaluation of additional financings and/or debt exchanges to extend and reduce maturities and/or to reduce costs, an evaluation of hedge monetization to enhance liquidity, and an evaluation of the most efficient means of hedge collateralization, including the use of non-cash assets.”

WE RECOMMEND THAT YOU CONSENT TO THE OPTIMIZATION OF THE COMPANY’S DEBT STRUCTURE AS DESCRIBED ABOVE.

PROPOSAL 6: EVALUATION OF COST CUTTING OPPORTUNITIES.

Proposal 6 is to adopt a resolution that would direct the Dynegy Board to carefully evaluate all cost cutting opportunities available to the Company, including, without limitation, corporate costs and cost of support functions.

The following is the text of the proposed resolution:

“RESOLVED, that the Dynegy Board is directed to carefully evaluate all cost cutting opportunities available to the Company, including, without limitation, corporate costs.”

WE RECOMMEND THAT YOU CONSENT TO THE EVALUATION OF COST CUTTING OPPORTUNITIES AS DESCRIBED ABOVE.

PROPOSAL 7: REVIEW OF SENIOR MANAGEMENT.

Proposal 7 is to adopt a resolution that would direct the Dynegy Board to conduct reviews of each member of senior management of the Company to ensure that proper talent and alignment is in place to capture value for stockholders.

The following is the text of the proposed resolution:

“RESOLVED, that the Dynegy Board is directed to conduct a review of senior management and the compensation plan of the Company to ensure that proper alignment is in place to capture value for stockholders.”

WE RECOMMEND THAT YOU CONSENT TO A REVIEW OF SENIOR MANAGEMENT AS DESCRIBED ABOVE.

PROPOSAL 8: REVIEW OF DIRECTOR AND OFFICER COMPENSATION POLICIES.

Proposal 8 is to adopt a resolution that would direct the Dynegy Board to undertake an in-depth review of director and officer compensation policies to ensure that such policies provide for the best-in-class economic alignment with stockholders through stock ownership.

The following is the text of the proposed resolution:

“RESOLVED, that the Dynegy Board is directed to undertake an in-depth review of director and officer compensation policies to ensure that such policies provide for the best-in-class economic alignment with stockholders through stock ownership.”

WE RECOMMEND THAT YOU CONSENT TO A REVIEW OF DIRECTOR AND OFFICER COMPENSATION POLICIES AS DESCRIBED ABOVE.

PROPOSAL 9: UNWIND THE REVERSE STOCK SPLIT.

Proposal 9 is to adopt a resolution that would direct the Dynegy Board to analyze and explore unwinding the recent reverse stock split in a stockholder-friendly manner.

The following is the text of the proposed resolution:

“RESOLVED, that the Dynegy Board is directed to analyze and explore unwinding the recent reverse stock split in a stockholder-friendly manner.”

WE RECOMMEND THAT YOU CONSENT TO AN ANALYSIS OF WHETHER THE REVERSE STOCK SPLIT CAN BE UNWOUND IN A STOCKHOLDER-FRIENDLY MANNER AS DESCRIBED ABOVE.

INTERESTS OF PARTICIPANTS IN THIS CONSENT SOLICITATION

Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC, Douglas A. Hirsch and the Nominees are participants in this solicitation of written consents by us from the stockholders of the Company. Information in this consent statement and in Annexes A and B about each Participant was provided by that Participant.

CONSENT PROCEDURES

Section 228(a) of the DGCL states that, unless the certificate of incorporation of a Delaware corporation otherwise provides, any action required to be taken at any annual or special meeting of stockholders of that corporation, or any action that may be taken at any annual or special meeting of those stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Consents must also bear the date of the signature of the stockholder who signs the written consent. The Company’s certificate of incorporation does not prohibit, and therefore permits, the Company’s stockholders to act by written consent.

Section 213(b) of the DGCL provides that in order that a Delaware corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the board of directors. The record date for determining the stockholders of a Delaware corporation entitled to consent to corporate action in writing without a meeting, when no prior action by the corporation’s board of directors is required and the board has not fixed a record date, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery of signed written consents made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. We are not aware of any record date with respect to this written consent (“Record Date”) that has been set by the Dynegy Board. Article II, Section 6 of Dynegy’s Bylaws provides, “For the purpose of determining stockholders entitled to notice of any meeting of stockholders, or stockholders entitled to receive payment of any dividend, or to make a determination of stockholders for any other proper purpose, the board of directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and, for a meeting of stockholders, not less than 10 days, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets, not less than 20 days, immediately preceding such meeting or other action.”

A stockholder may consent to the removal of only certain existing directors by designating the name of a director who is not to be removed. Accordingly, it is possible that only one of Bruce A. Williamson and David W. Biegler may be removed pursuant to Proposal 1. It is our intention that if only one of Bruce A. Williamson and David W. Biegler is removed, then the Nominees who are standing for election to fill the vacancies resulting from the removal of such existing directors be elected in order of the number of consents received by the Nominees, with the Nominee receiving the highest number of consents filling the first available vacancy. The Nominees, if elected, will not constitute a majority of the Dynegy Board and will not be able to cause the Dynegy Board to take (or not take) any specific action. However, the Nominees will seek to influence the Dynegy Board and management to address the issues they believe need to be addressed in order to maximize stockholder value. There can be no assurance that the Nominees will be able to persuade other directors to join with them in addressing such issues.

Under Section 228(c) of the DGCL, no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered, written consents signed by the holders of a sufficient number of shares are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded. Accordingly, for the Proposals to be adopted, properly completed and unrevoked written consents to the Proposals must be delivered to Dynegy within 60 calendar days of the date of the earliest dated consent delivered to Dynegy. Nevertheless, we recommend that you submit your consent as soon as possible.

Consents representing a majority of the outstanding Shares as of the close of business on the Record Date entitled to be voted at a meeting of stockholders on Proposals 1 through 9 (i.e., a majority of the issued and outstanding Shares) are required in order to implement Proposals 1 through 9. According to the Company’s definitive proxy statement filed with the SEC on October 4, 2010, there were 120,788,770 Shares outstanding as of October 1, 2010. Accordingly, assuming 120,788,770 Shares outstanding as of the Record Date, the consent of the holders of at least 60,394,386 Shares is necessary to effect Proposals 1 through 9.

If the Proposals are adopted pursuant to the consent procedures, prompt notice will be given pursuant to Section 228(e) of the DGCL to stockholders who have not executed consents.

An executed consent card may be revoked at any time before the action authorized by the executed consent becomes effective by signing, dating and delivering a written revocation. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated consent card that is properly completed will constitute a revocation of any earlier consent. The revocation may be delivered either to the Company, 1000 Louisiana, Suite 5800, Houston, Texas 77002 or to Seneca Capital, c/o [                ],[                ] or via the Internet by accessing http://[                ] or by telephone at [                ]. Although a revocation is effective if delivered to the Company, we request that either the originals or photostatic copies of all revocations of consents be mailed or delivered to [                ] at the address set forth above, so that we will be aware of all revocations and can more accurately determine if and when consents to the Proposals have been received from the requisite stockholders of record on the Record Date.

Please note, however, if your Shares are held in the name of a brokerage firm, bank or other nominee, only it can execute a revocation of a previously executed consent representing your Shares and only on receipt of your specific instructions. Accordingly, if you wish to revoke a previously executed consent, you should follow the instructions included in the materials that you have received or contact the person responsible for your account and give instructions to execute a written revocation on your behalf. You can also revoke your consent by signing, dating and returning a later dated consent card.

We plan to present the results of any successful solicitation with respect to the corporate actions proposed herein to the Company as soon as possible.

We may terminate the consent solicitation at any time. In addition, we reserve the right to solicit proxies from the Company’s stockholders to be used at either the Company’s annual meeting of stockholders, or otherwise, for the election of the Nominees or other nominees of ours representing at least a majority of the Dynegy Board should the consent solicitation be terminated. Any such proxy solicitation would be made in accordance with the applicable provisions of Regulation 14A under the Exchange Act and pursuant to a definitive proxy statement on Schedule 14A.

SPECIAL INSTRUCTIONS

Holders of Shares as of the close of business on the Record Date may elect to consent to, withhold consent to or abstain from consenting to the Proposals by marking the “CONSENT,” “DOES NOT CONSENT” or “ABSTAIN” box, as applicable, underneath each Proposal on the accompanying WHITE consent card and signing, dating and returning it promptly in the postage-paid envelope provided.

In addition, stockholders may withhold consent to the removal of either or both of Bruce A. Williamson and David W. Biegler or to the election of any individual Nominee by writing such person’s name in the space relating to the applicable Proposal on the consent card. We will not be able to elect any of the Nominees unless stockholders also approve the removal, without cause, of one or more of Bruce A. Williamson and David W. Biegler.

If the stockholder has signed, dated and returned a consent card, but has failed to check a box marked “CONSENT,” “DOES NOT CONSENT” or “ABSTAIN” for any of the Proposals, such stockholder will be deemed to have consented to such Proposal or Proposals, except that such stockholder will not be deemed to have consented to the removal of any member of the Dynegy Board or the election of any Nominee whose name is written in by such stockholder in the space relating to the applicable Proposal on the consent card. A vote to “ABSTAIN” will have the same effect as withholding your consent to a Proposal.

You may also submit your consent to us via the Internet or telephone as explained in our consent instruction card. Submitting your consent via the Internet or telephone authorizes your consent in the same manner as if you had signed, dated and returned a consent card.

Please note that if your Shares are held in the name of a brokerage firm, bank or other nominee, only it can execute a consent representing your Shares and only upon receipt of your specific instructions. Accordingly, you should follow the instructions included in the materials that you have received or contact the person responsible for your account and give instructions to consent to the Proposals on your behalf. We recommend that you then confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to Seneca Capital, c/o [                ], [                ] so that we will be aware of all instructions given and can attempt to ensure that those instructions are followed.

WE RECOMMEND THAT YOU CONSENT TO ALL OF THE PROPOSALS.

YOUR CONSENT IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED WHITE CONSENT CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. PLEASE NOTE YOU MUST SIGN AND DATE THE WHITE CONSENT CARD IN ORDER FOR IT TO BE VALID. ALTERNATIVELY, IF YOU HOLD YOUR SHARES IN YOUR OWN NAME (AS OPPOSED TO THROUGH THE NAME OF YOUR BROKERAGE FIRM, BANK OR OTHER NOMINEE), YOU MAY ALSO SUBMIT YOUR CONSENT TO US VIA THE INTERNET OR TELEPHONE AS EXPLAINED IN OUR CONSENT INSTRUCTION CARD. FAILURE TO SUBMIT YOUR CONSENT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE PROPOSALS.

VOTING SECURITIES

According to publicly available information, the Shares constitute the only class of outstanding voting securities of the Company. Accordingly, only holders of Shares are entitled to execute consents. Each Share is entitled to one vote. The Company’s stockholders do not have cumulative voting rights.

Proposals 1 through 9 will become effective without further action when written consents of stockholders holding a majority of the issued and outstanding Shares are delivered to the Company. According to the Company’s definitive proxy statement filed with the SEC on October 4, 2010, there were 120,788,770 Shares outstanding as of October 1, 2010. Accordingly, assuming 120,788,770 Shares outstanding as of the Record Date, the consent of the holders of at least 60,394,386 Shares is necessary to effect Proposals 1 through 9.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth the number of shares of Dynegy’s common stock beneficially owned as of October 1, 2010, except as otherwise noted, by each person or entity known to Seneca Capital to beneficially own more than 5% of the outstanding shares of Dynegy’s common stock based on the information contained in Dynegy’s definitive proxy statement on Form DEFM 14A filed with the Securities and Exchange Commission (“SEC”) on October 4, 2010 and each Schedule 13D filed with the SEC since the date of such proxy statement.

	Number of Shares Beneficially Owned(1)	Percent of Class(1)(2)
Seneca Capital Investments, L.P.(3)	11,226,500	9.3%
UBS AG(4)	6,249,809	5.2%
Donald Smith & Co., Inc.(5)	8,744,097	7.2%
Carl C. Icahn(6)	15,592,212	12.9%

(1)	The number of shares are those beneficially owned, as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days of October 1, 2010 through the exercise of any option, warrant or right, regardless of whether such arrangement is currently in the money, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. Except as otherwise indicated, each person and entity has the sole voting and investment power with respect to the shares set forth in the table.
(2)	Based upon 120,788,770 shares of common stock stated to be issued and outstanding as of October 1, 2010 by Dynegy in Dynegy’s definitive proxy statement filed with the SEC on October 4, 2010.
(3)

Based on Schedule 13D (the “Seneca 13D”) filed with the SEC on November 8, 2010 on behalf of (i) Seneca Capital International Master Fund, L.P., a Cayman Islands exempted limited partnership (“International Fund”), (ii) Seneca Capital, L.P., a Delaware limited partnership (“U.S. Fund”), (iii) Seneca Capital Investments, L.P., a Delaware limited partnership (“Seneca LP”), (iv) Seneca Capital Investments, LLC, a Delaware limited liability company (“Seneca LLC”), (v) Seneca Capital International GP, LLC, a Delaware limited liability company (“Seneca International GP”), (vi) Seneca Capital Advisors, LLC, a Delaware limited liability company (“Seneca Advisors”), and (vii) Douglas A. Hirsch (together with each of the foregoing, the “Seneca Reporting Persons”). Such filing indicated that (1) International Fund had shared voting and dispositive power with respect to 7,712,100 shares, (2) U.S. Fund had shared voting and dispositive power with respect to 3,514,400 shares, (3) Seneca LP had shared voting and dispositive power with respect to 11,226,500 shares, (4) Seneca LLC had shared voting and dispositive power with respect to 11,226,500 shares, (5) Seneca International GP had shared voting and dispositive power with respect to 7,712,100 shares, (6) Seneca Advisors had shared voting and dispositive power with respect to 3,514,400 shares and (7) Mr. Hirsch had shared voting and dispositive power with respect to 11,226,500 shares. The Seneca 13D included the following language: “Shares reported herein as being held by International Fund and U.S. Fund (the ‘Shares’) may be deemed to be beneficially owned, within the meaning of Rule 13d-3 under the Act, by Seneca LP, Seneca LLC and Mr. Hirsch. Seneca LP serves as the investment manager for each of Seneca International and U.S. Fund. Seneca LLC is the general partner of Seneca LP. Seneca International GP is the general partner of International Fund, and Seneca Advisors is the general partner of U.S. Fund. Mr. Hirsch is the managing member of each of Seneca LLC, Seneca International GP and Seneca Advisors. Each of Seneca LP, Seneca LLC, Seneca International GP, Seneca Advisors and Mr. Hirsch disclaims beneficial ownership of the Shares except to the extent of its or his pecuniary interest therein, and the filing of this Schedule 13D shall not be deemed an admission of beneficial ownership of such shares for any purpose.” On November 5, 2010, International Fund and U.S. Fund replaced the previously reported call options that they held with European-style call options, providing the right to purchase 1,986,900 and 904,100 shares, respectively, at an exercise price of $0.01 per share, by delivery notice of exercise as of April 15, 2011. Such options are not exercisable within sixty days of the filing date of the Schedule 13D filed with the SEC on November 8, 2010, and therefore the shares to which they relate are not currently deemed beneficially owned by the Seneca Reporting Persons. The business address of each of the Seneca Reporting Persons is c/o Seneca Capital Investments, LP, 590 Madison Avenue, 28th Floor, New York, New York 10022.

(4)	For more information, please read Dynegy’s definitive proxy statement on Form DEFM 14A filed with the Securities and Exchange Commission on October 4, 2010.
(5)	For more information, please read Dynegy’s definitive proxy statement on Form DEFM 14A filed with the Securities and Exchange Commission on October 4, 2010.
(6)

Based on Schedule 13D (the “Icahn 13D”) filed with the SEC on November 12, 2010 on behalf of High River Limited Partnership (“High River”), Hopper Investments LLC (“Hopper”), Barberry Corp. (“Barberry”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II LP (“Icahn Master II”), Icahn Partners Master Fund III LP (“Icahn Master III”), Icahn Offshore LP (“Icahn Offshore”), Icahn Partners LP (“Icahn Partners”), Icahn Onshore LP (“Icahn Onshore”), Icahn Capital LP (“Icahn Capital”), IPH GP LLC (“IPH”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), Beckton Corp. (“Beckton”), and Carl C. Icahn, a citizen of the United States of America (collectively, the “Icahn Reporting Persons”). Barberry is the sole member of Hopper, which is the general partner of High River. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore is the general partner of Icahn Partners. Icahn Capital is the general partner of each of Icahn Offshore and Icahn Onshore. Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Mr. Icahn is the sole stockholder of each of Barberry and Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Reporting Persons. In addition, Mr. Icahn is the indirect holder of approximately 92.4% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. (“Icahn Enterprises”). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings. High River has sole voting power and sole dispositive power with regard to 2,399,999 Shares. Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 4,145,343 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and sole dispositive power with regard to 1,215,577 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and sole dispositive power with regard to 585,406 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 3,653,675 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. As of November 12, 2010, the Icahn Reporting Persons owned American-style call options referencing an aggregate of 3,592,212 Shares, which expire on November 10, 2012. The agreements provide for physical settlement (unless the Icahn Reporting Person opts for a cash settlement). These agreements do not give the Icahn Reporting Persons direct or indirect voting, investment or dispositive control over the Shares to which these agreements relate. The Icahn 13D included the following language: “Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which High River directly beneficially owns. Each of Hopper, Barberry and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to each of Icahn Master, Icahn Master II and Icahn Master III (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which each of Icahn Master, Icahn Master II and Icahn Master III directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners (as disclosed in Item 2), may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which Icahn Partners directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes.” The principal business address of each of (i) High River, Hopper, Barberry, Icahn Offshore, Icahn Partners, Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue – Suite 1210, White Plains, NY 10601, (ii) Icahn Master, Icahn Master II and Icahn Master III is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands, and (iii) Mr. Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, NY 10153.

For the number of shares of Dynegy’s common stock beneficially owned as of October 1, 2010, by: (i) each director of Dynegy; (ii) each named executive officer of Dynegy and (iii) all of Dynegy’s current directors and executive officers as a group, please see Dynegy’s definitive proxy statement on Form DEFM 14A filed with the Securities and Exchange Commission on October 4, 2010, which is available free of charge through the SEC’s web site at www.sec.gov and through the Company’s website at www.dynegy.com.

SOLICITATION OF CONSENTS

Consents will be solicited by mail, telephone, telefax, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person. Seneca Capital and the other Participants hereto may assist in the solicitation of consents without any additional remuneration (except as otherwise set forth in this consent statement).

We have retained [                ] for solicitation and advisory services in connection with the solicitation of consents, for which [                ] is to receive a fee of up to $[            ]. Up to fifty people may be employed by [                ] in connection with the solicitation of consents. We have also agreed to reimburse [                ] for out-of-pocket expenses, $[            ] of which have already been advanced, and to indemnify [                ] against certain liabilities and expenses, including reasonable legal fees and related charges. [                ] will solicit consents from individuals, brokers, banks, bank nominees and other institutional holders. Our expenses related to the solicitation of consents are currently estimated to be approximately $[            ], of which approximately $[            ] has been incurred to date. The entire expense of soliciting consents in connection with the Proposals by us or on our behalf is being borne by us. To the extent legally permissible, we intend to seek reimbursement from the Company for the costs of this consent solicitation. We currently intend to submit the question of such reimbursement to a vote of the stockholders of the Company.

If you have any questions concerning this consent statement or the procedures to be followed to execute and deliver a consent, please contact [                ] at the address or phone number specified below under the heading “Other Information.”

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

According to the Company’s 2010 Proxy Statement, a stockholder who desires to include a proposal in the proxy material relating to the next annual meeting of stockholders of the Company must submit the same in writing, so as to be received by the Company’s Corporate Secretary at the principal executive office of the Company on or before the close of business on December 6, 2010 for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposal also must meet the other requirements of the SEC under Rule 14a-8 relating to stockholder proposals required to be included in the Company’s proxy statement.

According to the Company’s 2010 Proxy Statement, if a stockholder wishes to introduce a director nominee or other item of business for consideration at an Annual Meeting of stockholders, the stockholder must comply with the procedures specified in the Company’s Bylaws, as permitted by the rules of the SEC. These procedures require that director nominations or other items of business to be introduced at an Annual Meeting of stockholders must be submitted in writing to the Company’s Corporate Secretary at the principal executive office of the Company. Under the Company’s Bylaws, the Company must receive notice of a stockholder’s intention to introduce a nomination or proposed item of business at its 2011 Annual Meeting of Stockholders:

•

By the close of business on February 20, 2011 (not later than the 90th day before the one-year anniversary date of the 2010 Annual Meeting) nor earlier than the close of business on January 21, 2011 (not earlier than the 120th day before the one-year anniversary date of the 2010 Annual Meeting), if the 2011 Annual Meeting of stockholders is held within 30 days before or 60 days after May 21, 2011 (the one-year anniversary date of the 2010 Annual Meeting); or

•

By the close of business on the 120th day before the 2011 Annual Meeting but not before the close of business on the 90th day before the 2011 Annual Meeting or the tenth day following the public announcement of the 2011 Annual Meeting date, if the 2011 Annual Meeting is held more than 30 days before or more than 60 days after May 21, 2011 (the one-year anniversary date of the 2010 Annual Meeting).

Assuming the Company’s 2011 Annual Meeting of stockholders is held on a schedule similar to that of the 2010 Annual Meeting, the Company must receive notice of a stockholder’s intention to introduce a nomination or another item of business at that meeting by the dates specified in the first bullet point above. The Company’s Bylaws specify the information that must be contained in a stockholder’s notice for director nominees or an item of business to be introduced at an Annual Meeting of stockholders. Please read the Company’s Bylaws, which are available free of charge through the SEC’s web site at www.sec.gov and through the Company’s website at www.dynegy.com, for additional information regarding stockholder proposals.

FORWARD-LOOKING STATEMENTS

This consent statement contains certain statements which are “forward looking” in nature (including statements regarding our plans if we obtain the requisite consents to approve the Proposals), and stockholders should be aware that any such forward-looking statements are only predictions, subject to risks and uncertainties that exist in the business environment which could render actual outcomes and results materially different than predicted. In some cases, such forward-looking statements may be identified by terminology such as “may,” “will,” “could,” “should,” “expects,” “intends” or “believes” or the negative of such terms or other comparable terminology.

OTHER INFORMATION

The information concerning the Company contained herein has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. We have no knowledge that would indicate that statements relating to the Company contained in this consent statement in reliance upon publicly available information are inaccurate or incomplete. We do not take any responsibility for the accuracy or completeness of such information or for any failure by the Company to disclose events that may have occurred and may affect the significance or accuracy of any such information.

Annex A, attached hereto, sets forth information concerning the Nominees. Annex B, attached hereto, sets forth information concerning the Participants in our solicitation of consents from the Company’s stockholders.

YOUR PROMPT ACTION IS IMPORTANT. WE RECOMMEND THAT YOU SIGN, DATE AND RETURN THE ENCLOSED WHITE CONSENT CARD TODAY. PLEASE NOTE THAT YOU MUST SIGN AND DATE THE WHITE CONSENT CARD IN ORDER FOR IT TO BE VALID. ALTERNATIVELY, IF YOU HOLD YOUR SHARES IN YOUR OWN NAME (AS OPPOSED TO THROUGH THE NAME OF YOUR BROKERAGE FIRM, BANK OR OTHER NOMINEE), YOU MAY ALSO SUBMIT YOUR CONSENT TO US VIA THE INTERNET OR TELEPHONE AS EXPLAINED IN OUR CONSENT INSTRUCTION CARD.

November 15, 2010

If you have any questions or require any assistance in executing your WHITE consent card or submitting your consent via the Internet or telephone, please contact [                ], which is assisting in this solicitation of consents:

[                ]

[                ]

[                ]

Call Toll-Free: [                ]

Banks and Brokerage Firms Call: [                ]

Important Notice Regarding the Availability of this Consent Statement

This consent statement is available on the Internet at www.[                        ].

ANNEX A: CERTAIN INFORMATION CONCERNING THE NOMINEES

There are no material legal proceedings in which either of the Nominees or any of their associates is a party adverse to the Company or any of its subsidiaries, or proceedings in which such Nominees or associates have a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed in the consent statement, neither of the Nominees has been involved in any legal proceedings in the preceding ten years described in Item 401(f) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”).

There are no family relationships between the Nominees or between any of the Nominees and any director or executive officer of the Company. Other than as disclosed in the consent statement, neither of the Nominees nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans or other compensation from, or in respect of, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K.

A-1

DRAFT

ANNEX B: CERTAIN INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

Securities Held by Participants

The Participants and their associates may be deemed to have beneficial ownership of securities of the Company as set forth in the chart below or, with respect to Seneca Capital, as set forth in the consent statement under the heading “Security Ownership of Certain Beneficial Owners and Management.” None of the Participants or any of their associates owns any securities of the Company of record that such person does not own beneficially.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class†
Common Stock	E. Hunter Harrison	500,000	*
Common Stock	Jeff D. Hunter	—	—

†	Percentage ownership based on 120,788,770 Shares outstanding as of October 1, 2010 as reported in the Company’s definitive proxy statement filed with the SEC on October 4, 2010.
*	Indicates less than 1% ownership.

Miscellaneous Information Concerning the Participants

Except as described in this Annex B or in the consent statement, no Participant nor any of his or her respective associates or affiliates (together, the “Participant Affiliates”), is either a party to any transaction or series of transactions since January 1, 2007, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any Participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex B or in the consent statement, no Participant or Participant Affiliate (i) directly or indirectly beneficially owns any securities of the Company or any securities of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a stockholder.

Except for the nominee agreements, no Participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. Except as described below, there are no contracts, arrangements or understandings by any Participant within the past year with any person with respect to any securities of the Company, including, but not limited to, the transfer or voting of such securities, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Mr. Harrison recently acquired 500,000 shares of Dynegy and intends to hold at least that amount during his tenure on the Dynegy Board. Mr. Hunter commits to own 300,000 shares of Dynegy during his tenure on the Dynegy Board.

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B-1

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IMPORTANT

VOTING CONTROL NUMBER

Your vote is important. No matter how many Shares you own, please deliver a consent in favor of each of the Proposals:

•	VIA INTERNET – Have the above control number handy when you go to: http://[ ]. Follow the instructions. You will have the option of receiving an email conformation.

•	BY TELEPHONE – Dial toll-free from the U.S. or Canada: [ ]. Have the control number handy and follow the instructions.

•

BY MAIL – Unless you have voted via the Internet or by telephone in accordance with the instructions set forth above, SIGN, DATE and MAIL the enclosed WHITE consent card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the WHITE consent card representing your Shares. Seneca Capital recommends that you confirm in writing your instructions to Seneca Capital in care of [                ] at the address provided below so that Seneca Capital will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any assistance in executing your WHITE consent card or submitting your consent via the Internet or telephone, please contact [                ] at the address set forth below.

[                ]

[                ]

[                ]

Call Toll-Free: [                ]

Banks and Brokerage Firms Call: [                ]

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PRELIMINARY COPY—SUBJECT TO COMPLETION, DATED NOVEMBER 15, 2010

FORM OF CONSENT CARD—WHITE

CONSENT OF STOCKHOLDERS OF DYNEGY INC. TO TAKE ACTION WITHOUT A MEETING:

THIS CONSENT IS SOLICITED BY

SENECA CAPITAL INTERNATIONAL MASTER FUND, L.P.,

SENECA CAPITAL, L.P.,

SENECA CAPITAL INVESTMENTS, L.P.,

SENECA CAPITAL INVESTMENTS, LLC,

SENECA CAPITAL INTERNATIONAL GP, LLC,

SENECA CAPITAL ADVISORS, LLC

and

DOUGLAS A. HIRSCH (“SENECA CAPITAL”)

AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF DYNEGY INC.

Unless otherwise indicated below, the undersigned hereby consents pursuant to Section 228(a) of the General Corporation Law of the State of Delaware with respect to all shares of common stock, par value $0.01 per share, of Dynegy Inc., a Delaware corporation (the “Company”), held by the undersigned as of the record date for determining shares entitled to consent, to the taking of the following actions without a meeting of the Company’s stockholders effective as of [                ]:

IF NO BOX IS MARKED FOR ANY PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY CURRENT DIRECTOR OR TO THE ELECTION OF ANY NOMINEE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED RELATING TO THE APPLICABLE PROPOSAL. SENECA CAPITAL RECOMMENDS THAT YOU CONSENT TO ALL PROPOSALS.

None of the Proposals are subject to, or are conditioned upon, the adoption of the other Proposals; however, if none of the existing members of the Company’s Board of Directors (the “Dynegy Board”) are removed in Proposal 1, there will be no vacancies to fill so none of the nominees can be elected in Proposal 2. Accordingly, Seneca Capital will not be seeking to elect nominees under Proposal 2 unless the stockholders also approve the removal, without cause, of one or both of Bruce A. Williamson and David W. Biegler.

1. Remove, without cause, the following two members of the Dynegy Board (and any person or persons, other than those elected pursuant to this consent solicitation, elected or appointed by the Dynegy Board to fill any vacancy or newly created directorship prior to the effective date of these Proposals): Bruce A. Williamson and David W. Biegler.

☐  CONSENT                                 ☐  DOES NOT CONSENT                                 ☐  ABSTAIN

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INSTRUCTION: IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE PERSONS NAMED IN PROPOSAL 1, BUT NOT BOTH OF THEM, MARK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH PERSON YOU DO NOT WISH REMOVED IN THE SPACE PROVIDED BELOW.

2. Elect E. Hunter Harrison and Jeff D. Hunter to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified.

☐  CONSENT                                 ☐  DOES NOT CONSENT                                 ☐  ABSTAIN

INSTRUCTION: IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE PERSONS NAMED IN PROPOSAL 2, BUT NOT ALL OF THEM, MARK THE “CONSENT” BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE SPACE PROVIDED BELOW.

3. Repeal any provision of the Company’s Amended and Restated Bylaws (the “Bylaws”) in effect at the time this proposal becomes effective that was not included in the Bylaws that became effective on December 7, 2009 and were filed with the Securities and Exchange Commission on December 11, 2009.

☐  CONSENT                                 ☐  DOES NOT CONSENT                                 ☐  ABSTAIN

4. Direct the Dynegy Board to explore and undertake a strategic review of the Company and its assets to explore the possibility of a sale of the Company and/or its assets with a view to using proceeds of any such asset sales for liquidity, optimizing the level of outstanding debt or other means of creating stockholder value.

☐  CONSENT                                 ☐  DOES NOT CONSENT                                 ☐  ABSTAIN

5. Direct the Dynegy Board to consider strategies to optimize the Company’s debt structure, including, without limitation, a refinancing of the Company’s revolver to better align with actual business needs, an evaluation of additional financings and/or debt exchanges to extend and reduce maturities and/or to reduce costs, an evaluation of hedge monetization to enhance liquidity, and an evaluation of the most efficient means of hedge collateralization, including the use of non-cash assets.

☐  CONSENT                                 ☐  DOES NOT CONSENT                                 ☐  ABSTAIN

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6. Direct the Dynegy Board to carefully evaluate all cost cutting opportunities available to the Company, including, without limitation, corporate costs.

☐  CONSENT                                 ☐  DOES NOT CONSENT                                 ☐  ABSTAIN

7. Direct the Dynegy Board to conduct a review of senior management of and the compensation plan the Company to ensure that proper alignment is in place to capture value for stockholders.

☐  CONSENT                                 ☐  DOES NOT CONSENT                                 ☐  ABSTAIN

8. Direct the Dynegy Board to undertake an in-depth review of director and officer compensation policies to ensure that such policies provide for the best-in-class economic alignment with stockholders through stock ownership.

☐  CONSENT                                 ☐  DOES NOT CONSENT                                 ☐  ABSTAIN

9. Direct the Dynegy Board to analyze and explore unwinding the recent reverse stock split in a stockholder-friendly manner.

☐  CONSENT                                 ☐  DOES NOT CONSENT                                 ☐  ABSTAIN

[SIGNATURE PAGE FOLLOWS]

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IN THE ABSENCE OF CONTRARY INSTRUCTIONS, OR IF NO INSTRUCTIONS ARE GIVEN, THE UNDERSIGNED HEREBY CONSENTS TO EACH PROPOSAL LISTED ABOVE TO BE EFFECTIVE AS OF [            ].

IN ORDER FOR YOUR CONSENT TO BE VALID, IT MUST BE DATED.

SENECA CAPITAL WILL NOT PROVIDE THIS CARD IN CONNECTION WITH ITS CONSENT SOLICITATION UNTIL THE DATE THAT ITS DEFINITIVE CONSENT STATEMENT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “EFFECTIVE DATE”). ACCORDINGLY, ANY PURPORTED CONSENTS THAT ARE DATED AS OF A DATE PRIOR TO THE EFFECTIVE DATE SHALL NOT BE DEEMED TO BE A PART OF THIS SOLICITATION.

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Date:	[DRAFT NOT FOR EXECUTION]

[DRAFT NOT FOR EXECUTION]
Signature of Stockholder (title, if any)

[DRAFT NOT FOR EXECUTION]
Signature of Stockholder (if held jointly)

Please sign exactly as your name or names appear on the stock certificate or on the attached label hereon. If shares are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE SIGN, DATE AND RETURN THIS CONSENT CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy statement and other proxy materials are available on the Internet at http://[            ].

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